SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

        Date of Report (date of earliest event reported)  July 10, 2003
                                                          -------------


                       Nelnet Education Loan Funding, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




           Nebraska               333-104736                47-0809600
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(State of other jurisdiction      (Commission               (IRS Employer ID
of incorporation)                 File Number)              Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                           (402) 458-2300
                                                               --------------


        (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among Nelnet Education Loan Funding, Inc., Banc of America Securities, LLC, and Deutsche Bank Securities Inc. (the "Underwriting Agreement") dated as of July 9, 2003, an Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank Minnesota, N.A. (the "Indenture") and a Supplemental Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank Minnesota, N.A. (the "Supplemental Indenture"). The Underwriting Agreement, the Indenture and the Supplemental Indenture were executed by Nelnet Education Loan Funding, Inc. in connection with the issuance of $1,030,000,000 of its Student Loan Asset-Backed Floating Rate Notes on July 10, 2003. The details of this issuance are contained in the Prospectus Supplement filed on July 9, 2003.

        The following agreements were executed and delivered as of June 1, 2003 by the respective parties thereto: (a) the Master Servicing Agreement by and between Nelnet, Inc. and Nelnet Education Loan Funding, Inc.; and (b) the Administration Agreement among Nelnet Education Loan Funding, Inc. and Nelnet, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Education Loan Funding, Inc., Banc of America Securities, LLC and Deutsche Bank Securities Inc. dated as of July 9, 2003 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank Minnesota, N.A., dated as of June 1, 2003 (filed herewith).

4.2 Supplemental Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank Minnesota, N.A., dated as of June 1, 2003 (filed herewith).

99.1 Master Servicing Agreement by and among Nelnet, Inc. and Nelnet Education Loan Funding, Inc., dated as of June 1, 2003 (filed herewith).

99.2 Administration Agreement among Nelnet Education Loan Funding, Inc. and Nelnet, Inc., dated as of June 1, 2003 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NELNET EDUCATION LOAN
                                           FUNDING, INC.


                                           By: /s/ Terry J. Heimes
                                              --------------------------
                                              Terry J. Heimes
                                              President

Dated:  July 22, 2003

                                  EXHIBIT INDEX



               Exhibit


(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(4.2)   Supplemental Indenture of Trust
(99.1)  Master Servicing Agreement
(99.2)  Administration Agreement